EXHIBIT 99.1

FOR IMMEDIATE RELEASE

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
                   -------------------------------------
                    ANNOUNCES THIRD QUARTER 2003 RESULTS
                    ------------------------------------

     NEW YORK, NEW YORK, OCTOBER 30, 2003 --- Martha Stewart Living Omnimedia, Inc. (NYSE: MSO) today announced its results for the third quarter and nine-month periods ended September 30, 2003.

Revenues for the third quarter of 2003 were $51.2 million, compared to $70.9 million in the prior year's quarter. Operating income (loss) for the third quarter was ($6.2) million, compared to $4.5 million for the third quarter of 2002, while operating income (loss) before depreciation and amortization ("OIDA") for the third quarter of 2003 was ($4.3) million, compared to $7.3 million in the same period last year. Earnings (loss) per share from continuing operations were ($0.08) for the third quarter of 2003, compared to $0.06 in the 2002 quarter.

Sharon L. Patrick, President and Chief Executive Officer, said, "Despite the challenges of the last five quarters, MSO is moving forward, managing with a commitment to the long-term prospects of the Company, preserving the excellence of our core media products and brand labels, safeguarding our quality standards, and continuing to invest in talented people and in our opportunities to grow the business. We are fortunate that our cash and short-term securities position, which grew this quarter to $175 million, allows these investments. As a result, consumer demand for our products indicates that we are retaining our large core of loyal readers, viewers, and shoppers.

"The third quarter produced a slate of successful new brand label programs and product launches for MSO across business segments - Everyday Food magazine, Petkeeping with Marc Morrone syndicated television show, Martha Stewart Everyday exclusively at Sears Canada, and the introduction of the Martha Stewart Signature Turkey Hill Furniture collection. Consumer and market acceptance was strong across the board with all programs on track, and Everyday Food exceeding its plan. We have also improved the performance of our Internet/Direct Commerce segment, which is now operating on a "right-sized," more efficient strategy, resulting in substantially lower costs and an improved product offering. Additionally, we continue to take steps to ensure that our employees are motivated and focused on producing outstanding products that will lead to long-term growth in shareholder value. We are proceeding through this period with an appropriate mix of confidence and prudence, buoyed by the continued support from millions of our valued customers."

THIRD QUARTER 2003 RESULTS BY SEGMENT
-------------------------------------
PUBLISHING
----------
Revenues in the quarter were $29.1 million, compared to $46.5 million in the year-ago period. OIDA and operating income were $1.4 million for the quarter, compared to $15.3 million in the year-ago period. The results reflect lower advertising and circulation revenue from Martha Stewart Living magazine in the quarter, investment spending in Everyday Food, and a change in the timing of publication of Martha Stewart Weddings from the third quarter to the second quarter. In addition to the publication of two issues of Everyday Food in the 2003 quarter, the Company also published one Special Interest Publication, compared to two Special Interest Publications in the third quarter of 2002. The prior year quarter included the publication of the Summer issue of Martha Stewart Weddings, while this year's Summer issue was published in the second quarter.

TELEVISION
----------
Revenues in the third quarter of 2003 were $6.6 million, compared to $6.4 million in the prior year's quarter. OIDA was $0.2 million for this year's third quarter, compared to $1.5 million in the prior year's third quarter. Operating income for the third quarter of 2003 was breakeven, compared to $1.1 million in the third quarter of 2002. The decline in profitability was due primarily to higher production costs associated with the Company's nationally syndicated daily show, in addition to lower production costs recognized in the prior year's quarter resulting from the renewal of the Company's licensing agreement with the Food Network.

MERCHANDISING
-------------
Revenues in the third quarter of 2003 were $8.9 million, compared to $10.1 million in the prior year quarter. Revenues in the 2003 quarter reflect the combined effect of strong sales of our Martha Stewart Everyday products sold at Kmart with a higher royalty rate on those products, as well as sales of the Martha Stewart Signature line of furniture, offset by the impact on product sales of Kmart store closures. Revenues recorded in the quarter from the Company's contract with Kmart reflect royalties earned on actual product sales, without giving effect to annual minimum royalty amounts that are payable in early 2004. OIDA was $4.7 million, compared to $6.2 million in the prior year's quarter. Third quarter 2003 operating income was $4.6 million, compared to $6.0 million in the third quarter of 2002. The declines in operating income and OIDA resulted principally from lower royalty revenue.

INTERNET/DIRECT COMMERCE
------------------------
Revenues were $6.6 million, compared to $8.0 million in the same period a year ago. The lower revenue in the quarter was due equally to lower advertising revenues and lower product sales. The lower product sales were primarily a result of planned lower circulation in the current year's quarter. OIDA was $(1.7) million in the 2003 quarter, compared to $(5.9) million in the year-ago period. The reduced loss is the result of the elimination of unprofitable catalog circulation, an improvement in product gross margins, favorable results of inventory disposition programs, as well as the benefits from cost savings initiatives begun in the earlier part of this year. Operating loss was $(2.0) million for the third quarter of 2003, compared to $(6.7) million in the third quarter of 2002. Depreciation and amortization in the third quarter of 2003 was $0.2 million, compared to $0.7 million in the third quarter of 2002, primarily as a result of a write down of costs associated with the Company's website taken in the fourth quarter of 2002.

CORPORATE OVERHEAD
------------------
Corporate overhead, before depreciation and amortization, was $8.9 million for the third quarter of 2003, compared to $9.8 million in the third quarter of 2002. Corporate overhead, including depreciation and amortization, was $10.1 million, compared to $11.3 million in the prior year's quarter. The improvement in corporate expenses is primarily the result of lower legal fees and general cost savings, offset by higher insurance costs.

DEPRECIATION AND AMORTIZATION
-----------------------------
Depreciation and amortization of $1.9 million in the third quarter of 2003 compares to $2.8 million for the third quarter 2002, due primarily to lower depreciation resulting from a write down of costs associated with the Company's website taken in the fourth quarter of 2002.

NINE MONTH 2003 OPERATING RESULTS
---------------------------------
Revenues for the nine months ended September 30, 2003, were $175.0 million, compared to $217.5 million for the nine months ended September 30, 2002. Operating income (loss) was $(12.2) million for the nine months ended September 30, 2003, compared to $23.4 million for the nine months ended September 30, 2002, while OIDA for the nine months ended September 30, 2003, was $(6.1) million, compared to $32.4 million in the same period one year ago. For the nine month period ended September 30, 2003, net loss from continuing operations of $(6.8) million, or $(0.14) per share, compares to net income from continuing operations of $14.7 million, or $0.30 per share, in the nine month period ending September 30, 2002.

The results for the nine months ended September 30, 2002, included the cumulative effect of an accounting change resulting from the adoption of FAS 142 that resulted in the reduction to the carrying value of the Company's goodwill by $5.0 million ($3.1 million after tax).

TRENDS AND OUTLOOK
------------------
James Follo, Chief Financial Officer, commented, "Our results in the quarter were better than expected in each business segment, primarily as a result of steps we took to reduce the losses in our Internet/Direct Commerce segment, our decision to adjust the rate base of Martha Stewart Living magazine, and good cost control throughout our businesses. Looking forward, we will continue to invest in products and people, while focusing on building long-term profitability. Our current expectations for the fourth quarter are for earnings per share of approximately $0.05 to $0.07."

BASIS OF PRESENTATION
---------------------
The Company believes OIDA is an appropriate measure when evaluating the operating performance of its business segments and the Company on a consolidated basis. OIDA is used externally by the Company's investors, analysts, and industry peers. OIDA is among the primary metrics used by management for planning and forecasting of future periods, and is considered an important indicator of the operational strength of the Company's businesses. The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company's management and makes it easier to compare the Company's results with other companies that have different capital structures or tax rates. The Company believes OIDA should be considered in addition to, not as a substitute for, operating income (loss), net income (loss), cash flows, and other measures of financial performance prepared in accordance with generally accepted accounting principles ("GAAP"). As OIDA is not a measure of performance calculated in accordance with GAAP, this measure may not be comparable to similarly titled measures employed by other companies. A reconciliation of OIDA to operating income (loss) is provided in the financial statements included with this release.

Martha Stewart Living Omnimedia, Inc. (MSO) is a leading provider of original how-to information that turns dreamers into doers, inspiring and engaging consumers with unique content and high-quality products for the home. MSO's creative experts develop content within eight core areas - Home, Cooking and Entertaining, Gardening, Crafts, Holiday, Keeping, Weddings, and Baby and Kids - that provide consumers with ideas and products to celebrate their homes and the domestic arts. MSO is organized into four business segments - Publishing, Television, Merchandising and Internet/Direct Commerce.

The Company will host a conference call with analysts and investors at 11:30 am ET that will be broadcast live over the Internet at www.marthastewart.com/ir.

                                    ###

This press release contains certain "forward-looking statements," as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts and can be identified by the use of terminology such as "may," "will," "should," "could", "expects," "plans," and "intends." The Company's actual results may differ materially from those projected in these statements, and factors that could cause such differences include further adverse reaction to the prolonged and continued negative publicity relating to Martha Stewart by consumers, advertisers and business partners; a loss of the services, or diminution in the reputation, of Ms. Stewart; further adverse reaction by the Company's consumers, advertisers and business partners to the uncertainty relating to the nature of the resolution of the criminal and civil proceedings pending against Ms. Stewart concerning a sale of non-Company stock by Ms. Stewart and any adverse resolution of such proceedings; adverse resolution of some or all of the Company's ongoing litigation; any loss of the services of the Company's key personnel; downturns in national and/or local economies; shifts in our business strategies; a softening of the domestic advertising market; changes in consumer reading, purchasing and/or television viewing patterns; unanticipated increases in paper, postage or printing costs; operational or financial problems at any of our contractual business partners; the receptivity of consumers to our new product introductions; and changes in government regulations affecting the Company's industries. Certain of these and other factors are discussed in more detail in the Company's filings with the Securities and Exchange Commission, especially under the heading "Management's Discussion and Analysis," which may be accessed through the SEC's World Wide Web site at http://www.sec.gov. The Company is under no obligation to update any forward-looking statements after the date of this release.

CONTACT: Investors - James Follo, Chief Financial Officer of Martha Stewart Living Omnimedia, Inc., 212-827-8218; Media - Elizabeth Estroff of Martha Stewart Living Omnimedia, Inc., 212-827-8281.

                   Martha Stewart Living Omnimedia, Inc.
                       Consolidated Income Statement
                      Three Months Ended September 30,
            (unaudited, in thousands, except per share amounts)

                                                            2003              2002            % change
                                                         ------------      ------------      ------------
REVENUES
     Publishing                                             $ 29,147          $ 46,515            -37.3%
     Television                                                6,579             6,362              3.4%
     Merchandising                                             8,852            10,060            -12.0%
     Internet/Direct Commerce                                  6,602             7,994            -17.4%
                                                         ------------      ------------      ------------
         Total revenues                                       51,180            70,931            -27.8%
                                                         ------------      ------------      ------------

OPERATING COSTS AND EXPENSES

     Production, distribution and editorial                   31,212            38,853            -19.7%
     Selling and promotion                                    12,047            11,073              8.8%
     General and administrative                               12,216            13,689            -10.8%
     Depreciation and amortization                             1,885             2,841            -33.7%
                                                         ------------      ------------      ------------
         Total operating costs and expenses                   57,360            66,456            -13.7%
                                                         ------------      ------------      ------------

OPERATING INCOME (LOSS)                                      (6,180)             4,475                nm

     Interest income, net                                        293               545            -46.2%
                                                         ------------      ------------      ------------

INCOME (LOSS) BEFORE INCOME TAXES                            (5,887)             5,020                nm

     Income tax benefit (provision)                            2,169           (2,058)                nm
                                                         ------------      ------------      ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE LOSS
FROM DISCONTINUED OPERATIONS                                 (3,718)             2,962                nm
                                                         ------------      ------------      ------------

Loss from discontinued operations, net of tax benefit          (122)             (197)             38.1%
                                                         ------------      ------------      ------------
NET INCOME (LOSS)                                          $ (3,840)           $ 2,765                nm
                                                         ============      ============      ============

EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED
     Income (loss) from continuing operations               $ (0.08)            $ 0.06
     Loss from discontinued operations                        (0.00)            (0.00)
                                                         ------------      ------------
     Net Income (loss)                                      $ (0.08)            $ 0.06
                                                         ============      ============

WEIGHTED AVERAGE SHARES OUTSTANDING-
     Basic                                                    49,537            49,209
     Diluted                                                  49,537            49,316


                   Martha Stewart Living Omnimedia, Inc.
                            Segment Information
                      Three Months Ended September 30,
                         (unaudited, in thousands)

                                                            2003             2002          % change
                                                         ------------    -------------   -------------
REVENUES
  Publishing                                                $ 29,147         $ 46,515          -37.3%
  Television                                                   6,579            6,362            3.4%
  Merchandising                                                8,852           10,060          -12.0%
  Internet/Direct Commerce                                     6,602            7,994          -17.4%
                                                         ------------    -------------   -------------
     Total revenues                                           51,180           70,931          -27.8%
                                                         ------------    -------------   -------------
OPERATING INCOME (LOSS) BEFORE DEPRECIATION AND
AMORTIZATION

  Publishing                                                   1,436           15,335          -90.6%
  Television                                                     202            1,534          -86.8%
  Merchandising                                                4,729            6,195          -23.7%
  Internet/ Direct Commerce                                  (1,735)          (5,919)           70.7%
                                                         ------------    -------------   -------------
Operating Income before Depreciation and Amortization
before Corporate Overhead                                      4,632           17,145          -73.0%

  Corporate Overhead                                         (8,927)          (9,829)            9.2%
                                                         ------------    -------------   -------------
Operating Income (Loss) before Depreciation and
Amortization                                                 (4,295)            7,316              nm

Depreciation and amortization                                (1,885)          (2,841)           33.7%
                                                         ------------    -------------   -------------

OPERATING INCOME (LOSS)                                      (6,180)            4,475              nm

  Interest income, net                                           293              545          -46.2%
                                                         ------------    -------------   -------------

INCOME (LOSS) BEFORE INCOME TAXES                            (5,887)            5,020              nm

  Income tax benefit (provision)                               2,169          (2,058)              nm
                                                         ------------    -------------   -------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE LOSS
FROM DISCONTINUED OPERATIONS                                 (3,718)            2,962              nm
                                                         ------------    -------------   -------------

Loss from discontinued operations, net of tax benefit          (122)            (197)           38.1%
                                                         ------------    -------------   -------------
NET INCOME (LOSS)                                        $   (3,840)          $ 2,765              nm
                                                         ============    =============   =============


                   Martha Stewart Living Omnimedia, Inc.
                       Consolidated Income Statement
                      Nine Months Ended September 30,
            (unaudited, in thousands, except per share amounts)

                                                            2003              2002            % change
                                                         ------------      ------------      ------------
REVENUES
     Publishing                                            $ 102,825         $ 136,932            -24.9%
     Television                                               19,782            20,323             -2.7%
     Merchandising                                            30,943            37,110            -16.6%
     Internet/Direct Commerce                                 21,436            23,127             -7.3%
                                                         ------------      ------------      ------------
         Total revenues                                      174,986           217,492            -19.5%
                                                         ------------      ------------      ------------

OPERATING COSTS AND EXPENSES

     Production, distribution and editorial                  101,255           115,005            -12.0%
     Selling and promotion                                    39,647            33,411             18.7%
     General and administrative                               40,218            36,715              9.5%
     Depreciation and amortization                             6,080             8,976            -32.3%
                                                         ------------      ------------      ------------
         Total operating costs and expenses                  187,200           194,107             -3.6%
                                                         ------------      ------------      ------------

OPERATING INCOME (LOSS)                                      (12,214)           23,385               nm

     Interest income, net                                      1,090             1,603            -32.0%
                                                         ------------      ------------      ------------

INCOME (LOSS) BEFORE INCOME TAXES                            (11,124)           24,988               nm

     Income tax benefit (provision)                            4,353           (10,245)              nm
                                                         ------------      ------------      ------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE LOSS
FROM DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                             (6,771)           14,743               nm
                                                         ------------      ------------      ------------

Loss from discontinued operations, net of tax benefit           (644)           (2,336)            72.4%
                                                         ------------      ------------      ------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT
OF ACCOUNTING CHANGE                                          (7,415)           12,407               nm

Cumulative effect of accounting change, net of tax
benefit                                                            -            (3,137)              nm
                                                         ------------      ------------      ------------

NET INCOME (LOSS)                                          $  (7,415)          $ 9,270               nm
                                                         ============      ============      ============

EARNINGS (LOSS) PER SHARE - BASIC AND DILUTED
     Income (loss) from continuing operations               $  (0.14)           $ 0.30
     Loss from discontinued operations                         (0.01)            (0.05)
     Cumulative effect of accounting change                        -             (0.06)
                                                         ------------      ------------
     Net Income (Loss)                                      $  (0.15)           $ 0.19
                                                         ============      ============

WEIGHTED AVERAGE SHARES OUTSTANDING-
     Basic                                                     49,553           49,050
     Diluted                                                   49,553           49,205


                   Martha Stewart Living Omnimedia, Inc.
                            Segment Information
                      Nine Months Ended September 30,
                         (unaudited, in thousands)

                                                            2003             2002          % change
                                                         ------------    -------------   -------------
REVENUES
  Publishing                                               $ 102,825        $ 136,932          -24.9%
  Television                                                  19,782           20,323           -2.7%
  Merchandising                                               30,943           37,110          -16.6%
  Internet/Direct Commerce                                    21,436           23,127           -7.3%
                                                         ------------    -------------   -------------
     Total revenues                                          174,986          217,492          -19.5%
                                                         ------------    -------------   -------------
OPERATING INCOME (LOSS) BEFORE DEPRECIATION AND
AMORTIZATION

  Publishing                                                  15,825           47,157          -66.4%
  Television                                                   1,210            3,696          -67.3%
  Merchandising                                               19,909           26,301          -24.3%
  Internet/ Direct Commerce                                  (14,048)         (19,357)          27.4%
                                                         ------------    -------------   -------------
     Operating Income before Depreciation and                 22,896           57,797          -60.4%
     Amortization before Corporate Overhead

  Corporate Overhead                                         (29,030)         (25,436)         -14.1%
                                                         ------------    -------------   -------------
     Operating Income (Loss) before Depreciation and
     Amortization                                             (6,134)          32,361             nm

Depreciation and amortization                                 (6,080)          (8,976)          32.3%
                                                         ------------    -------------   -------------

OPERATING INCOME (LOSS)                                      (12,214)          23,385             nm

  Interest income, net                                         1,090            1,603          -32.0%
                                                         ------------    -------------   -------------

INCOME (LOSS) BEFORE INCOME TAXES                            (11,124)          24,988             nm

  Income tax benefit (provision)                               4,353          (10,245)            nm
                                                         ------------    -------------   -------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE LOSS
FROM DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF
ACCOUNTING CHANGE                                             (6,771)          14,743             nm
                                                         ------------    -------------   -------------

Loss from discontinued operations, net of tax benefit           (644)          (2,336)          72.4%
                                                         ------------    -------------   -------------

INCOME (LOSS) BEFORE CUMULATIVE EFFECT
OF ACCOUNTING CHANGE                                          (7,415)          12,407             nm

Cumulative effect of accounting change, net of tax
benefit                                                            -           (3,137)            nm
                                                         ------------    -------------   -------------

NET INCOME (LOSS)                                          $  (7,415)         $ 9,270             nm
                                                         ============    =============   =============


                       Martha Stewart Living Omnimedia, Inc.
                            Consolidated Balance Sheets
                     (in thousands, except per share amounts)


                                                              September 30,   December 31,
                                                                 2003             2002
                                                             -------------   ---------------
ASSETS                                                       (unaudited)
CURRENT ASSETS
       Cash and cash equivalents                               $  141,666     $     131,664
       Short-term investments                                      33,730            47,286
       Accounts receivable, net                                    25,958            37,796
       Inventories, net                                             9,666             8,654
       Deferred television production costs                         4,060             4,179
       Income taxes receivable                                      5,334                 -
       Deferred income taxes                                        7,028             7,028
       Other current assets                                         5,874             4,756
                                                             -------------   ---------------
                      TOTAL CURRENT ASSETS                        233,316           241,363
                                                             -------------   ---------------
PROPERTY, PLANT, AND EQUIPMENT, net                                26,217            31,288
                                                             -------------   ---------------
INTANGIBLE ASSETS, net                                             44,257            44,257
                                                             -------------   ---------------
DEFERRED INCOME TAXES                                               2,827             2,827
                                                             -------------   ---------------
OTHER NONCURRENT ASSETS                                             4,575             4,807
                                                             -------------   ---------------
                      TOTAL ASSETS                             $  311,192      $    324,542
                                                             =============   ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

       Accounts payable and accrued liabilities                $   38,290      $     40,517
       Accrued payroll and related costs                            9,243             9,385
       Income taxes payable                                             -               323
       Current portion of deferred subscription income             22,744            24,932
                                                             -------------   ---------------
                      TOTAL CURRENT LIABILITIES                    70,277            75,157
                                                             -------------   ---------------
DEFERRED SUBSCRIPTION INCOME                                        6,653             7,715
OTHER NONCURRENT LIABILITIES                                        4,454             5,035
                                                             -------------   ---------------
                      TOTAL LIABILITIES                            81,384            87,907
                                                             -------------   ---------------

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS' EQUITY
    Class A common stock, $0.01 par value, 350,000 shares
    authorized: 19,517 and 19,342 shares issued in 2003 and
    2002, respectively                                                195               194
    Class B common stock, $0.01 par value, 150,000 shares
    authorized: 30,059 and 30,295 shares outstanding in
    2003 and 2002, respectively                                       301               303
    Capital in excess of par value                                181,705           181,629
    Unamortized restricted stock                                    (480)             (993)
    Retained earnings                                              48,862            56,277
                                                             -------------   ---------------
                                                                  230,583           237,410
    Less class A treasury stock - 59 shares at cost                 (775)             (775)
                                                             -------------   ---------------
                      TOTAL SHAREHOLDERS' EQUITY                  229,808           236,635
                                                             -------------   ---------------
                      TOTAL LIABILITIES AND SHAREHOLDERS'
                      EQUITY                                  $   311,192     $     324,542
                                                             ============    ==============


                   Martha Stewart Living Omnimedia, Inc.
     Supplemental Disclosures Regarding Non-GAAP Financial Information
                      Three Months Ended September 30,
                         (unaudited, in thousands)

        The following table presents segment and consolidated financial information, including a reconciliation of operating income, a GAAP measure, and Operating Income before Depreciation and Amortization (OIDA), a non-GAAP measure. In order to reconcile OIDA to operating income, depreciation and amortization are added back to operating income.

                                                2003               2002             % change
                                           ---------------    ---------------    ----------------
REVENUES
  Publishing                                     $ 29,147           $ 46,515              -37.3%
  Television                                        6,579              6,362                3.4%
  Merchandising                                     8,852             10,060              -12.0%
  Internet/Direct Commerce                          6,602              7,994              -17.4%
                                           ---------------    ---------------    ----------------
     TOTAL REVENUES                                51,180             70,931              -27.8%
                                           ===============    ===============    ================

OPERATING INCOME (LOSS)
  Publishing                                        1,395             15,295              -90.9%
  Television                                         (34)              1,117                  nm
  Merchandising                                     4,561              6,037              -24.4%
  Internet/Direct Commerce                        (1,970)            (6,660)               70.4%
                                           ---------------    ---------------    ----------------
     Operating Income before Corporate
     Overhead                                       3,952             15,789              -75.0%
Corporate Overhead                               (10,132)           (11,314)               10.4%
                                           ---------------    ---------------    ----------------
     TOTAL OPERATING INCOME                       (6,180)              4,475                  nm
                                           ===============    ===============    ================

DEPRECIATION AND AMORTIZATION
  Publishing                                           41                 40                2.5%
  Television                                          236                417              -43.4%
  Merchandising                                       168                158                6.3%
  Internet/Direct Commerce                            235                741              -68.3%
  Corporate Overhead                                1,205              1,485              -18.9%
                                           ---------------    ---------------    ----------------
     TOTAL DEPRECIATION AND
     AMORTIZATION                                   1,885              2,841              -33.7%
                                           ===============    ===============    ================

OPERATING INCOME (LOSS) BEFORE DEPRECIATION
AND AMORTIZATION
  Publishing                                        1,436             15,335              -90.6%
  Television                                          202              1,534              -86.8%
  Merchandising                                     4,729              6,195              -23.7%
  Internet/Direct Commerce                        (1,735)            (5,919)               70.7%
                                           ---------------    ---------------    ----------------
     Operating Income before Depreciation
     and Amortization before Corporate
     Overhead                                       4,632             17,145              -73.0%
                                           ---------------    ---------------    ----------------
  Corporate Overhead                              (8,927)            (9,829)                9.2%
                                           ---------------    ---------------    ----------------
     TOTAL OPERATING INCOME (LOSS)
     BEFORE DEPRECIATION AND
     AMORTIZATION                               $ (4,295)            $ 7,316                  nm
                                           ===============    ===============    ================


                   Martha Stewart Living Omnimedia, Inc.
     Supplemental Disclosures Regarding Non-GAAP Financial Information
                      Nine Months Ended September 30,
                         (unaudited, in thousands)

        The following table presents segment and consolidated financial information, including a reconciliation of operating income, a GAAP measure, and Operating Income before Depreciation and Amortization (OIDA), a non-GAAP measure. In order to reconcile OIDA to operating income, depreciation and amortization are added back to operating income.

                                                2003               2002             % change
                                           ---------------    ---------------    ----------------
REVENUES
  Publishing                                    $ 102,825          $ 136,932              -24.9%
  Television                                       19,782             20,323               -2.7%
  Merchandising                                    30,943             37,110              -16.6%
  Internet/Direct Commerce                         21,436             23,127               -7.3%
                                           ---------------    ---------------    ----------------
     TOTAL REVENUES                               174,986            217,492              -19.5%
                                           ===============    ===============    ================

OPERATING INCOME (LOSS)
  Publishing                                       15,702             47,038              -66.6%
  Television                                          195              2,409              -91.9%
  Merchandising                                    19,406             25,826              -24.9%
  Internet/Direct Commerce                       (14,775)           (21,478)               31.2%
                                           ---------------    ---------------    ----------------
     Operating Income before Corporate             20,528             53,795              -61.8%
     Overhead
Corporate Overhead                               (32,742)           (30,410)               -7.7%
                                           ---------------    ---------------    ----------------
     TOTAL OPERATING INCOME (LOSS)               (12,214)             23,385                  nm
                                           ===============    ===============    ================

DEPRECIATION AND AMORTIZATION
  Publishing                                          123                119                3.4%
  Television                                        1,015              1,287              -21.1%
  Merchandising                                       503                475                5.9%
  Internet/Direct Commerce                            727              2,121              -65.7%
  Corporate Overhead                                3,712              4,974              -25.4%
                                           ---------------    ---------------    ----------------
     TOTAL DEPRECIATION AND
     AMORTIZATION                                   6,080              8,976              -32.3%
                                           ===============    ===============    ================

OPERATING INCOME (LOSS) BEFORE DEPRECIATION
AND AMORTIZATION
  Publishing                                       15,825             47,157              -66.4%
  Television                                        1,210              3,696              -67.3%
  Merchandising                                    19,909             26,301              -24.3%
  Internet/Direct Commerce                       (14,048)           (19,357)                27.4
                                           ---------------    ---------------    ----------------
     Operating Income before Depreciation
     and Amortization before Corporate
     Overhead                                      22,896             57,797              -60.4%
                                           ---------------    ---------------    ----------------
  Corporate Overhead                             (29,030)           (25,436)              -14.1%
                                           ---------------    ---------------    ----------------
     TOTAL OPERATING INCOME (LOSS)
     BEFORE DEPRECIATION AND
     AMORTIZATION                               $ (6,134)           $ 32,361                  nm
                                           ===============    ===============    ================
